                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    ---------


                                    FORM 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 15, 2002



                        Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 2000-1
                          (Exact name of registrant as
                            specified in its charter)



            Delaware               333-82281              41-1743653
         (State or other          (Commission           (IRS Employer
         jurisdiction of          File Number)         Identification No.)
         incorporation)


290 E. Carpenter Freeway, Irving, Texas                     75062-2729
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

     The Servicer's Certificate for the month of April 2002 was distributed to Noteholders on May 15, 2002.




Item 7(c). Exhibits


          Exhibit No.              Description
          -----------              -----------

              20.1           Servicer's Certificate for the month of April 2002.



                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Cindy A. Barmeier
                                 -------------------------------
                                 Title: Assistant Vice President



Date: May 13, 2002

                               INDEX TO EXHIBITS


          EXHIBIT
          NUMBER             DESCRIPTION
          -------            -----------

              20.1           Servicer's Certificate for the month of April 2002.